Exhibit 10.3

Execution

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of the 15th day of September, 2015 by David Leif Gren, with an address at 12385 E. Tuscola Road, Frankenmuth, MI 48734 (the “Pledgor”) to Hampshire Group, Limited with an address at 114 West 41st Street New York, NY 10036 (the “Secured Party”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Guaranty Agreement (defined below).

Background

The Pledgor and the Secured Party are parties to: (i) that certain Stock Purchase Agreement, dated as of April 10, 2015, as amended (as amended, the “Stock Purchase Agreement”), among Pledgor, Rio Asset Holdings, LLC and Rio Asset Holdco, LLC (collectively, Buyers”), Secured Party, Hampshire International, LLC and Rio Garment, S.A. (“Rio”); and (ii) that certain Guaranty Agreement, dated as of the date hereof (the “Guaranty Agreement”), pursuant to which the Pledgor and his spouse are guarantying certain obligations of Pledgor, Buyers and Rio, referred to as the “Guaranteed Obligations” in the Guaranty Agreement. In consideration for certain requested amendments to the Stock Purchase Agreement, Pledgor has agreed to pledge 1,004,973 shares of common stock of the Secured Party owned by Pledgor, constituting 100% of the common stock of the Secured Party owned by Pledgor (the “Pledged Stock”).

NOW, THEREFORE, the Pledgor agrees as follows:

1.        Obligations Secured. This Agreement secures the performance in full when due of any and all Guaranteed Obligations of the Pledgor to the Secured Party at any time due and owing by the Pledgor to the Secured Party pursuant to the Guaranty Agreement (the “Obligations”).

2.        Pledge. In consideration of (a) the Secured Party having extended credit to Rio, Buyers and Pledgor, (b) consenting to the assignment of Pledgor’s rights under the Stock Purchase Agreement and (c) entering into Amendment No. 2 to the Stock Purchase Agreement, the Pledgor hereby pledges and grants to the Secured Party, as security for the Obligations, a first priority security interest in the Pledged Stock, and (i) all certificates, instruments, or other writings representing or evidencing the Pledged Stock, and all accounts and general intangibles arising out of, or in connection with, the Pledged Stock, (ii) all economic rights of the Pledgor in the Pledged Stock, including, without limitation, the Pledgor’s share of profits and losses in connection with such Pledged Stock and Pledgor’s right to receive distributions and dividends from its assets and reimbursements and indemnifications therefrom in connection with the Pledged Stock, (iii) any and all cash, moneys, instruments and other property or proceeds now or in the future due, to become due, received, receivable or otherwise distributable or distributed in respect of or exchange for any or all of the Pledged Stock, or to which the Pledgor may now or in the future be entitled to in its capacity as holder of the Pledged Stock, whether by way of a dividend, distribution, return of capital, or otherwise, (iv) all control rights of the Pledgor in connection with the Pledged Stock, including, without limitation, all management rights, control rights and voting rights arising from the Pledged Stock, (v) all claims which the Pledgor now has or may in the future acquire, in its capacity as a holder of the Pledged Stock or otherwise arising from the Pledged Stock against the Secured Party (or any director or officer thereof) and its property, (vi) any additional equity interests of Pledgor or other options or rights with respect to any such interests from time to time acquired by Pledgor in any manner arising from the Pledged Stock (which equity interests shall be deemed to be part of the Pledged Stock), and (vii) to the extent not otherwise included above, all proceeds of and to any of the property of Pledgor described above and, to the extent related to any property described above or such proceeds, all books, correspondence, credit files, records, invoices and other papers (collectively, the “Pledged Collateral”).

3.        Delivery of Pledged Stock.

(a)     All certificates or instruments representing or evidencing the Pledged Collateral, if any, shall be delivered to and held by the Secured Party pursuant hereto and shall be in suitable form for transfer upon delivery, and shall be accompanied by an assignment of stock duly executed in blank (together with a Medallion Signature Guarantee) in the form of Exhibit I to this Agreement. The Pledgor, by execution of this Agreement, does irrevocably constitute and appoint the Secured Party, as his, her or its lawful attorney, in his, her or its name, place and stead, to complete, date and deliver such assignments of stock during the existence of an Event of Default (as hereinafter defined).

(b)     The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, without the signature of the Pledgor where permitted by law. The Pledgor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(c)     The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to place restrictions on transfer of the Pledged Stock with the transfer agent of the common stock of the Secured Party.

(d)     The Pledgor covenants and agrees that he shall provide a new assignment of stock duly executed in blank (together with a Medallion Signature Guarantee) in the form of Exhibit I to this Agreement upon request of Secured Party from time to time.

4.        Representations and Warranties. The Pledgor represents and warrants to the Secured Party that:

(a)      the Pledged Stock constitutes one hundred percent (100%) of the equity ownership of the Pledgor in the Secured Party;

(b)       the Pledgor is the legal and beneficial owner of all of the Pledged Stock free and clear of any liens except for the lien and security interest created by this Agreement;

(c)       the Pledgor has full power, authority and legal right to pledge all of the Pledged Collateral pursuant to this Agreement;

(d)       the Pledgor has his legal residence at 12385 E. Tuscola Road, Frankenmuth, MI 48734.

(e)      no consent, approval, authorization or other order of any person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by Pledgor either (a) for the pledge of the Pledged Stock pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (b) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Stock pursuant to this Agreement, except (i) for the filing of UCC financing statements and other actions, notices or filings as may be necessary to perfect the security interests granted hereby and (ii) as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(f)       The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid lien on and a perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Obligations; and

(g)      Pledgor has delivered to Secured Party a true and correct copy of his current driver’s license.

5.        Supplements; Further Assurances. The Pledgor agrees that at any time and from time to time, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

6.        Covenants. Pledgor covenants and agrees that until the payment in full of the Obligations (other than contingent obligations for which no claim has been asserted):

(a)      except as provided herein, without the prior written consent of the Secured Party, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other unpaid distributions or payments with respect thereto or grant a lien therein;

(b)      Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Secured Party from time to time may reasonably request in order to ensure to the Secured Party the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary or desirable UCC financing statements, which may be filed by the Secured Party with or without the signature of Pledgor, and will reasonably cooperate with the Secured Party, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such liens or any sale or transfer of the Pledged Collateral;

(c)      Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral owned by it before the same become delinquent or become liens upon any of the Pledged Collateral except where such taxes, assessments and charges may be contested in good faith by appropriate proceedings and appropriate reserves have been established on Pledgor’s books in accordance with generally accepted accounting principles, consistently applied;

(d)      Pledgor will not create, grant or suffer to exist any lien on any of the Pledged Collateral except those in favor of the Secured Party;

(e)      Pledgor will provide thirty (30) days prior written notice of any change in his name or legal residence.

7.        Voting Rights; Distributions.

(a)      As long as no Event of Default (as defined below), has occurred and is continuing:

(i)      The Pledgor shall be entitled to exercise or direct the exercise of any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; and

(ii)      The Secured Party shall, if necessary, upon written request of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such instruments as the Pledgor may reasonably request in order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 7.

(b) Upon the occurrence and during the continuance of an Event of Default, following ten (10) days prior written notice from Secured Party:

(i)      All rights of the Pledgor to exercise the voting and other consensual rights which he or she would otherwise be entitled to exercise pursuant to Section 7(a) above shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral any distributions relating to the Pledged Collateral; and

(ii)      In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to this Section 7(b), the Pledgor shall, upon written notice from the Secured Party, from time to time execute and deliver to the Secured Party an assignment of Units in the form of Exhibit I to this Agreement, and any other instruments as the Secured Party may reasonably request.

8.        Events of Default. The happening of any of the following events shall constitute an “Event of Default” hereunder; provided, however, that no Event of Default shall be deemed to have occurred if the Secured Party has provided Pledgor with written notice of such Event of Default and Maker has cured such event within thirty (30) days of such written notice: (a) default by the Guarantors in the payment of any amount owing pursuant to the Guaranty Agreement; (b) default by the Buyers, Rio and/or Pledgor in the payment of any amount owing or in the performance of any obligation pursuant to the Stock Purchase Agreement or (c) default by the Pledgor in the performance of any Obligation or undertaking or any representation or warranty in this Agreement; (d) the filing of any petition under any chapter of the Bankruptcy Code or any similar federal or state statute by or against the Pledgor, provided that such proceeding is not dismissed within thirty (30) days after commencement; (e) the application for the appointment of a receiver or a custodian under the Bankruptcy Code of any property of the Pledgor (provided that such proceeding is not dismissed within thirty (30) days after commencement), the making of a general assignment for the benefit of the creditors of the Pledgor or the insolvency of the Pledgor however evidenced, or the failure of the Pledgor to pay his or her debts as they mature; (f) the issuing of any attachment, execution or other process, or the filing of any lien against any of the Pledged Collateral or (g) any “Event of Default” under the Expense Promissory Note of even date herewith issued by Rio to the Secured Party in the original principal amount of $273,887.

9.         Remedies.

(a)       Upon the occurrence and during the continuance of an Event of Default:

(i)      The Secured Party may, at any time and from time to time upon prior written notice to the Pledgor, transfer the Pledged Collateral into its name or the name of its nominee without reference to this Agreement or the interest granted to the Secured Party in this Agreement;

(ii)      The Secured Party may, in its sole discretion, declare all or any part of the Obligations due and payable immediately without demand or notice of any kind; and

(b)      After the occurrence and during the continuance of any Event of Default, the Pledgor waives any right to be advised of or receive from the Secured Party or its nominee any notice, statement or other communication received by the Secured Party or its nominee as the record owner of such of the Pledged Collateral or otherwise except as expressly set forth herein. After the occurrence and during the continuance of any Event of Default, the Secured Party shall have, in addition to the rights and remedies granted in this Agreement or in any other Agreement now or hereafter in effect between the Secured Party and the Pledgor with respect to any of the Pledged Collateral, the rights and remedies of a secured party under the Uniform Commercia1 Code or under any other applicable law. After the occurrence and during the continuance of any Event of Default, the Pledgor shall promptly pay to the Secured Party all money, by way of interest, distribution or otherwise, as may be received by the Pledgor in connection with any of the Pledged Collateral. The Secured Party may apply such money first to the payment of the reasonable expenses (including, but not limited to, attorneys' fees) incurred by the Secured Party as a result of such Event of Default and then to the payment of the Obligations in such order of application as the Secured Party may in his, her or its sole discretion determine; provided, however, that the Secured Party shall account for and pay over to the Pledgor any such money remaining after the payment in full of such expenses and the Obligations. After the occurrence and during the continuance of any Event of Default, the Pledgor appoints the Secured Party as the Pledgor's attorney-in-fact to endorse checks and other orders for the payment of money issued in connection with any of the Pledged Collateral and to take all action and execute all instruments, documents, assignments and agreements that the Secured party may require in connection with any of the Pledged Collateral, the preservation thereof or the perfection or protection of the Secured Party's interest therein.

10.      Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of his, her or its remedies under this Agreement shall be applied promptly from time to time by the Secured Party to payment of the Obligations.

11.      Expenses. The Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of his, her or its counsel, which the Secured Party may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

12.      No Waiver. No failure on the part of the Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

13.      Amendments. None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except by an instrument in writing, duly executed by the Pledgor and the Secured Party.

14.      Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied or delivered to the address of the Pledgor or the Secured Party set forth at the beginning of this Agreement or to any other address as may be specified by such party in a written notice delivered pursuant to this Section. If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given.

15.      Governing Law; Terms. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws thereof.

16.      Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

17.      Binding Agreement. This Agreement shall be binding upon and enure to the benefit of the Pledgor and the Secured Party and their respective successors, assigns, receivers, trustees in bankruptcy, liquidators and any other legal representatives. Any reference to a person herein shall include their heirs, executors and administrators.

18.      Headings Descriptive. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction of any provision of this Agreement.

19.      Termination; Release. After the later of (a) the payment in full to Sellers of the Deferred Purchase Price, the Expense Promissory Note and the Demand Obligations (as such terms are defined in the Stock Purchase Agreement), including, as applicable, interest and other costs, and (b) the first anniversary of the date hereof, Secured Party will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement within ten (10) days of a written request therefor from Pledgor; provided, however, this Agreement shall not terminate if at the time of the request for termination there are any pending claims by any Seller against the Buyers and/or Rio and/or Pledgor under the Stock Purchase Agreement, against Guarantors under the Guaranty Agreement or against Pledgor under this Agreement. In such event, this Agreement shall continue in full force and effect after the date otherwise provided for in the preceding sentence and until (i) such claims have been finally resolved by agreement of the parties or by final judicial determination without further right of appeal and (ii) any amount payable to or for the benefit of Sellers under such agreement or judicial determination has been paid in full.

[Signature Page Follows]

Exhibit 10.3

Execution

IN WITNESS WHEREOF, the Pledgor and the Secured Party have executed and delivered this Agreement as of the date first above written.

PLEDGOR:

/s/ David Leif Gren
DAVID LEIF GREN

SECURED PARTY:

HAMPSHIRE GROUP, LIMITED

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title:	CEO

[Signature Page to Pledge and Security Agreement]

Exhibit 10.3

Execution

Exhibit I

STOCK ASSIGNMENT

The undersigned does hereby assign and transfer to HAMPSHIRE GROUP, LIMITED, as Secured Party under that certain Pledge and Security Agreement dated as of the date hereof between the undersigned and HAMPSHIRE GROUP, LIMITED, 1,004,973 shares of common stock, 0.10 par value per share ("Stock") of HAMPSHIRE GROUP, LIMITED (the "Company") standing in the name of the undersigned on the books of the Company.

The undersigned does hereby irrevocably constitutes and appoints the Secretary of the Company as attorney-in-fact to transfer the Stock on the books of the Company with full power of substitution in the premises.

Dated: September      , 2015

DAVID LEIF GREN

MEDALLION SIGNATURE GUARANTEE: